Exhibit 10.1A
EXHIBIT 11 – Payment Schedule

This Payment Schedule should be read in conjunction with the Settlement Agreement, including its other Exhibits, which explain the terms, conditions, and, where necessary, underlying calculations for payments described herein. All payments, other than the Initial Settlement Payment, are contingent on no Party exercising Termination Rights. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Settlement Agreement.

EARLIEST PAYMENT DATE	MAXIMUM AMOUNT AND DESCRIPTION	SETTLEMENT AGREEMENT REFERENCE / NOTES
Within 30 days of Settlement	$50,000,000 (Initial Settlement Payment)[1]	§ 11.1 – Administrative costs to be paid from this payment as reasonable and necessary.
January 15, 2028 [or 30 days after the exhaustion/waiver of Termination Rights, whichever is later]	$1,045,000,000 (first installment of Main Settlement Payment)	§ 11.2.1
April 15, 2029	$34,000,000 (first potential Reserve Fund payment)	§ 11.5 – In accordance with the terms, calculations, and conditions in the Confidential Exhibit.
July 15, 2029	$1,045,000,000 (second installment of Main Settlement Payment)	§ 11.2.2
July 15, 2029	$125,000,000 (potential Second Participation Threshold payment)	§ 11.3.1 – In accordance with the terms, calculations, and conditions in the Confidential Exhibit.
April 15, 2030	$68,000,000 (second potential Reserve Fund payment)	§ 11.5 – In accordance with the terms, calculations, and conditions in the Confidential Exhibit.
July 15, 2030	$1,045,000,000 (third installment of Main Settlement Payment)	§ 11.2.3
1 Should either Party exercise its Termination Rights, all remaining funds from the Initial Settlement Payment that remain in the QSF at the time of such exercise, along with any interest accrued, shall be returned to 3M.

EARLIEST PAYMENT DATE	MAXIMUM AMOUNT AND DESCRIPTION	SETTLEMENT AGREEMENT REFERENCE / NOTES
July 15, 2030	$125,000,000 (potential Third Participation Threshold payment)	§ 11.3.2 – In accordance with the terms, calculations, and conditions in the Confidential Exhibit.
January 15, 2031	$1,045,000,000 (fourth installment of Main Settlement Payment)	§ 11.2.4
April 15, 2031	$68,000,000 (third potential Reserve Fund payment)	§ 11.5 – In accordance with the terms, calculations, and conditions in the Confidential Exhibit.
April 15, 2031	$50,000,000 (potential first Bonus Payment)	§ 11.4.1 – In accordance with the terms, calculations, and conditions in the Confidential Exhibit.
April 15, 2032	$68,000,000 (fourth potential Reserve Fund payment)	§ 11.5 – In accordance with the terms, calculations, and conditions in the Confidential Exhibit.
April 15, 2032	$50,000,000 (potential second Bonus Payment)	§ 11.4.2 – In accordance with the terms, calculations, and conditions in the Confidential Exhibit.
July 15, 2032	$1,045,000,000 (fifth installment of Main Settlement Payment)	§ 11.2.5
April 15, 2033	$102,000,000 (fifth potential Reserve Fund payment)	§ 11.5 – In accordance with the terms, calculations, and conditions in the Confidential Exhibit.
July 15, 2033	$1,045,000,000 (sixth installment of Main Settlement Payment)	§ 11.2.6
April 15, 2034	$340,000,000 (sixth potential Reserve Fund payment)	§ 11.5 – In accordance with the terms, calculations, and conditions in the Confidential Exhibit.

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